UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 31, 2005


                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State of Other Jurisdiction of Incorporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
         (Address of principal executive offices and telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 -- Other Events.


     On March 31, 2005, Calpine Corporation filed its Form 10-K for the fiscal year ended December 31, 2004 ("10-K"). It is filing this Form 8-K to correct certain information as reported in the 10-K. We do not believe these corrections, individually or in the aggregate, are material. These errata items are as follows:

     (a) In Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Off-Balance Sheet Commitments, the Company stated "We guarantee $ billion of the total future minimum lease payments of our consolidated subsidiaries related to our operating leases." The amount that was inadvertently omitted is $1.6 billion; such amount is included in the Commercial Commitments table in the same section.

     (b) On the Company's Consolidated Balance Sheets, the Company states "authorized 2,000,000,000 shares in 2003." The "2003" should be "2004."

     (c) In Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Bankruptcy-Remote Subsidiaries, the Company has provided disclosures pursuant to applicable transaction agreements relating to certain of its bankruptcy-remote subsidiaries. Certain of the amounts were reported incorrectly, however there is no impact on our consolidated results (in thousands):


                                                       As Reported   Should Be
                                                       -----------   ----------

Calpine Northbrook Energy Marketing, LLC
Net (loss).........................................    $  (56,167)   $   (6,884)

Power Contract Financing, LLC
Assets.............................................    $1,109,825    $  801,368
Liabilities........................................    $1,245,538    $1,227,028

Calpine Gilroy Cogen, L.P. and Calpine Gilroy 1, Inc.
Assets.............................................    $  438,955    $  468,776
Liabilities........................................    $  253,598    $  127,505

Riverside Energy Center, LLC*
Assets.............................................    $  909,687    $  667,794

Calpine Fox, LLC
Assets.............................................    $  480,685    $  377,705

*Subsidiary name disclosed as "Riverside" in Form 10-K


     (d) In Note 29 to the Consolidated Financial Statements, "Quarterly Consolidated Financial Data (unaudited)," in the "2004, As Reported" section of the table, certain of the amounts included in the December 31 column, were incorrectly stated. All amounts in that part of the table should match the December 31 column in the "2004, Restated" section of the table.

     (e) In Note 29 to the Consolidated Financial Statements, "Quarterly Consolidated Financial Data (unaudited)," certain earnings per share amounts in the "2003, Restated" section for the quarter ended September 30, 2003 were incorrectly reported:

                                                       As Reported   Should Be
                                                       -----------   ----------
Diluted earnings per common share:
Income (loss) before discontinued operations and
  dilutive effect of certain securities.................. $ 0.45      $ 0.45
Dilutive effect of certain securities....................  (0.09)      (0.06)
Income (loss) before discontinued operations and
  cumulative effect of a change in accounting principle..   0.36        0.39
Discontinued operations, net of tax......................   0.15        0.12
  Net income (loss)......................................   0.51        0.51

     In addition, the captions "Dilutive effect of certain trust preferred securities" should have been "Dilutive effect of certain securities." The "Restated" earnings per share amounts were correct for all other reporting periods presented and the annual earnings per share amounts in the 10-K Consolidated Financial Statements were correctly reported.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: April 29, 2005